UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009 (July 24, 2008)

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street

Framingham, Massachusetts 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 24, 2008, The Princeton Review, Inc. (the “Company”) filed a Form 8-K (the “Initial Form 8-K”) describing the acquisition of The Princeton Review franchises in several southern California locations, Utah and New Mexico through the acquisition of The Princeton Review of Orange County, Inc. (“TPROC”) as well as certain assets and rights associated with those operations, which was completed on July 24, 2008. On October 6, 2008, a Current Report on Form 8-K/A (“Form 8-K/A Amendment No. 1”) was filed as an amendment to the Initial Form 8-K to provide updated historical financial statements through June 30, 2008 required by Item 9.01 of Form 8-K with respect to TPROC and pro forma condensed combined financial information with respect to the Company’s acquisition of TPROC.

This Current Report on Form 8-K/A Amendment No. 2 (“Form 8-K/A Amendment No. 2”) is being filed to update pro forma financial information for the year ended December 31, 2008. Additionally, the unaudited pro forma financial information has been updated to present the Company’s most recently filed financial statements, which are included in our Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on March 16, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of the Business Acquired.

The audited combined financial statements of TPROC are filed as Exhibit 99.1 of this amended Current Report and include:

•	Balance Sheet as of December 31, 2007,

•	Statements of Operations and Stockholder’s Equity and Cash Flows for the year ended December 31, 2007 and the notes related thereto.

The following unaudited combined financial statements of TPROC are filed as Exhibit 99.2 of this amended Current Report and include:

•	Condensed Balance Sheets as of June 30, 2008 and December 31, 2007,

•	Statements of Operations and Stockholder’s Equity and Cash Flows for the six months ended June 30, 2008 and June 30, 2007, respectively, and notes thereto.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as a part of this amended Current Report and is attached as Exhibit 99.3:

•	Pro forma Condensed Consolidated Balance Sheet as of December 31, 2008; and

•	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2008.

(d)	Exhibits.

Exhibit Number	Description
**23.1	Consent of PricewaterhouseCoopers LLP
*99.1	Audited Combined Financial Statements listed in Item 9.01(a)

*99.2	Unaudited Combined Financial Statements listed in Item 9.01(a)

**99.3	Unaudited Pro Forma Consolidated Financial Statements listed in Item 9.01(b)

*	Previously filed.
**	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.

Dated: March 30, 2009

/s/ Neal S. Winneg
	Name:	Neal S. Winneg
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
**23.1	Consent of PricewaterhouseCoopers LLP

*99.1	Audited Combined Financial Statements listed in Item 9.01(a)

*99.2	Unaudited Combined Financial Statements listed in Item 9.01(a)

**99.3	Unaudited Pro Forma Consolidated Financial Statements listed in Item 9.01(b)

*	Previously filed.
**	Filed herewith.

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